UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2023

AMERICAN CLEAN RESOURCES GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-14319	84-0991764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12567 West Cedar Drive, Suite 230 Lakewood, CO 80228-2039
(Address of principal executive offices)

(888) 960-7347

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock $0.001 par value	ACRG	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Certain Officers

On September 12, 2023, American Clean Resources Group, Inc. (“ACRG” or the “Company”) appointed J. Bryan Read as the President and Secretary of the Company. With this appointment, Mr. Read vacates his current position of Chief Executive Officer. Concurrently with this appointment, Tawana Bain was appointed as Chief Executive Officer of the Company.

Ms. Bain is Founder and CEO of TBAIN & Co, LLC (“TBAIN”), a social impact enterprise that houses organizations committed to renewable energy and Diversity, Equity and Inclusion (DEI) efforts. TBAIN is the manager of Granite Peak Resources, LLC, the Company’s largest shareholder.

She is also Owner and Publisher of Todays Woman, a 30+ year regional publication designed to uplift and empower the everyday woman.

Ms. Bain is active in philanthropic and government relations through her work as Founder of Derby Diversity Week and has been nationally recognized for building equity initiatives for black entrepreneurs and other marginalized groups. Ms. Bain has an extensive history in environmental programs that require community buy-in and marketing strategy of environmental restoration efforts, Diversity Equity and Inclusion around tourism for horse racing and technical support of consent decrees for the monitoring and documentation in the water and land space. Bain has been ranked as one of the top 50 most powerful people among her business peers in Louisville, Kentucky in 2022 and 2023.

Ms. Bain is an “at will” employee and does not have an employment agreement with the Company. No material plan, contract or arrangement has been entered into in connection with Ms. Bain’s appointment as the Company’s Chief Executive Officer.

There are no family relationships between Ms. Bain and any director or executive officer of the Company, and there are no arrangements or understandings with any person pursuant to which she has been selected as an officer of the Company. Except as provided above, there have been no transactions directly or indirectly involving Ms. Bain that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities and Exchange Commission.

Also on September 12, 2023, the Company reaffirmed the appointment of Sharon L. Ullman as the Company’s Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2023	American Clean Resources Group, Inc.

	By:	/s/ Tawana Bain
Tawana Bain Chief Executive Officer

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